Exhibit 10.33

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT NO. 1 TO THE

LICENSE AGREEMENT EFFECTIVE FEBRUARY 1, 2006

BETWEEN STANFORD UNIVERSITY

AND

FIVE PRIME THERAPEUTICS INC.

Effective as of January 22, 2010 (“Amendment Effective Date”), The Board Of Trustees of the Leland Stanford Junior University (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Five Prime Therapeutics, Inc. (“Five Prime”), a company having a primary place of business at 1650 Owens Street, Suite 200, San Francisco, CA 94158, agree to enter into this Amendment No. 1 (“Amendment”) as follows:

1.	BACKGROUND

Stanford has an assignment of an invention to produce *** that can be used to express proteins in vivo and serve as ***. It is described in Stanford Docket *** entitled “***” and Stanford Docket *** entitled “***,” and was invented in the laboratory of Dr. ***.

Stanford and Five Prime are parties to a License Agreement effective as of February 1, 2006 (“Original Agreement”) that covers the invention disclosed in Stanford Docket ***.

Five Prime and Stanford entered into a Letter Agreement on October 14, 2009 by which Stanford made biological materials under Stanford Docket *** available to Five Prime for *** months for evaluation purposes. As a result of its evaluation, Five Prime wishes to obtain certain rights from Stanford and Stanford wishes to grant Five Prime such rights.

Stanford and Five Prime hereby agree to amend the Original Agreement to include rights to the patent rights and biological materials under the Stanford Docket ***, under the terms and conditions set forth below.

2.	AMENDMENT

A.	The following paragraph is added to the end of Section 1: Background of the Original Agreement:

“In addition, the Invention includes Stanford Docket *** entitled “***,” which was also invented in the laboratory of Dr. ***. The Parties executed a Letter Agreement on October 14, 2009 by which Stanford made biological materials covered under Stanford Docket *** available to Five Prime for *** months for evaluation purposes (“Second MTA”). The terms and conditions of this Agreement are intended to supersede the terms and conditions of the Second MTA.”

B.	Section 2.1: “Biological Materials” of the Original Agreement is deleted in its entirety and replaced by the following:

“2.1 “Biological Materials” means the *** or *** plasmids; the ***; the ***; and the *** plasmid.”

C.	Section 2.3: “Licensed Patent” of the Original Agreement is deleted in its entirety and replaced by the following:

“ “Licensed Patent” means:

(A) Stanford’s U.S. Patent Application Serial Number ***, filed ***; Stanford’s U.S. Patent Application Serial ***, filed ***; Stanford’s U.S. Patent Application Serial Number ***, filed ***; Stanford’s U.S. Patent Application Serial Number ***, filed ***; and any foreign or international patent application corresponding thereto, and any priority, divisional, continuation, or reexamination application, and each patent that issues or reissues from any of these patent applications or their parents (collectively, the “*** Patent”);

(B) claims *** of Stanford’s U.S. Patent No. *** and any reexamined or reissued claims corresponding thereto (the “*** Patent”).

Any claim of an unexpired Licensed Patent is presumed to be valid unless it has been held to be invalid or unpatentable by the U.S. Patent and Trademark Office (“USPTO”), a final judgment of the Board of Appeals of a Patent Office or a court of competent jurisdiction from which no appeal can be or is taken. “Licensed Patent” excludes any continuation-in-part (CIP) patent application or patent maturing therefrom to the extent that the issued claims in such cannot be supported by its parent application in the absence of the additional material in the CIP application.”

D.	Section 3.2 of the Original Agreement is deleted in its entirety and replaced by the following:

“Non-exclusivity and Term. The license granted herein is non-exclusive in the Licensed Field of Use for a term beginning on February 1, 2006 and ending when the last Valid Claim of the *** Patent expires or when all claims of the *** Patent are abandoned or no U.S. patent issues from the *** Patent within ten (10) years after the Effective Date (“Term”). If FivePrime wants a license to the Biological Materials upon expiration of this Agreement, Stanford and FivePrime agree to negotiate a license to the Biological Materials in good faith and on commercially reasonable terms.

E.	Section 6.2 of Original Agreement is deleted in its entirety and replaced by the following:

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“License Maintenance Fee. FivePrime shall pay Stanford a yearly license maintenance fee, during the Term of this Agreement, as follows:

6.2.1*** Dollars ($***) on each of February 1, 2007, February 1, 2008, and February 1, 2009; and

6.2.2*** ($***) on February 1, 2010 and on each February 1 thereafter.”

F.	Section 6.3 of the Original Agreement is deleted in its entirety.

3.	OTHER TERMS

3.1	All other terms of the Original Agreement not otherwise amended herein remain in full force and effect.

THIS SPACE IS INTENTIONALLY LEFT BLANK

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.2	The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF THE TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature	/s/ Katharine Ku
Name	KATHARINE KU
Title	DIRECTOR TECHNOLOGY LICENSING
Date	February 10, 2010

FIVE PRIME THERAPEUTICS INC.

Signature	/s/ Julia P. Gregory
Name	Julia P. Gregory
Title	President & CEO
Date	2. 16. 10

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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